UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2018, TVA entered into a $1,000,000,000 September Maturity Credit Agreement (the “Credit Agreement”) that amends and restates the $1,000,000,000 Spring Maturity Credit Agreement dated as of June 25, 2012, and amended as of December 12, 2012 and June 2, 2015.  Toronto Dominion (Texas) LLC serves as Administrative Agent for the Credit Agreement, and The Toronto-Dominion Bank, New York Branch, serves as Letter of Credit Issuer and a Lender. Other Lenders include Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Branch, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and The Bank of New York Mellon. TD Securities (USA) LLC serves as Lead Arranger and Bookrunner.

The Credit Agreement allows TVA to access up to $1,000,000,000 in either loans or letters of credit and will expire on September 28, 2023, unless the maturity date is extended in accordance with the terms of the agreement. The interest rate on any borrowing under the Credit Agreement is variable based on market factors and the rating of TVA’s senior unsecured long-term non-credit enhanced debt. TVA is required to pay an unused facility fee on the portion of the $1,000,000,000 against which TVA has not borrowed or committed under letters of credit. This fee, along with the fee on any letter of credit, may fluctuate depending on the rating of TVA’s senior unsecured long-term non-credit enhanced debt.

A copy of the Credit Agreement is filed as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1
Amended and Restated September Maturity Credit Agreement Dated as of September 28, 2018, Among Tennessee Valley Authority, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, The Toronto-Dominion Bank, New York Branch, as Letter of Credit Issuer and a Lender, Canadian Imperial Bank of Commerce, New York Branch, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and The Bank of New York Mellon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: October 3, 2018	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
This exhibit is filed pursuant to Items 1.01 and 2.03 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1
Amended and Restated September Maturity Credit Agreement Dated as of September 28, 2018, Among Tennessee Valley Authority, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, The Toronto-Dominion Bank, New York Branch, as Letter of Credit Issuer and a Lender, Canadian Imperial Bank of Commerce, New York Branch, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and The Bank of New York Mellon